UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2013

Plug Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (518) 782-7700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2013 Plug Power Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year end December 31, 2012. That release referred to certain attached financial highlights for the quarter and year end December 31, 2012. The full text of the press release, including the attachment referred to within the release, which were posted on the Company's internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release of Plug Power Inc. March 28, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power, Inc.
Date: March 28, 2013	By: /s/ ANDREW MARSH Andrew Marsh Chief Executive Officer